Earnings Conference Call Third Quarter 2026 November 9, 2026

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the acquisition of Calpine Corporation, the pro forma combined company and its operations, strategies and plans, enhancements to investment-grade credit profile, synergies, opportunities and anticipated future performance and capital structure, and expected accretion to earnings per share and free cash flow. Information adjusted for the acquisition should not be considered a forecast of future results. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. The factors that could cause actual results to differ materially from the forward-looking statements made by Constellation Energy Corporation and Constellation Energy Generation, LLC, (the Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants’ combined 2025 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18 — Commitments and Contingencies; (2) the Registrants’ Third Quarter 2026 Quarterly Report on Form 10-Q (to be filed on November 9, 2026) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 15 — Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants. Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this presentation. Neither Registrant undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. Cautionary Statements Regarding Forward-Looking Information 2

The Registrants report their financial results in accordance with accounting principles generally accepted in the United States (GAAP). Constellation supplements the reporting of financial information determined in accordance with GAAP with certain non-GAAP financial measures, including: • Adjusted Operating Earnings (and/or its per share equivalent) exclude certain costs, expenses, gains and losses and other specified items, including adjustments for unrealized gains or losses on economic hedges, interest rate swaps, and fair value adjustments related to gas imbalances and equity investments, decommissioning related activity, asset impairments, certain amounts associated with plant retirements and divestitures, pension and other post-employment benefits (OPEB) non-service credits, and other items as set forth in the Appendix • Free cash flow before growth (FCFbG) is cash flows from operations less capital expenditures under GAAP for maintenance and nuclear fuel, equity investments, and adjusted for changes in collateral and non-recurring costs-to-achieve (CTA) • Adjusted gross margin is defined as adjusted operating revenues less adjusted purchased power and fuel expense, excluding revenue related to decommissioning, gross receipts tax, variable interest entities, and net of direct cost of sales for certain end-user businesses – Adjusted operating revenues excludes the unrealized gains or losses on economic hedging activities due to the volatility and unpredictability of the future changes in commodity prices – Adjusted purchased power and fuel excludes the unrealized gains or losses on economic hedging activities and fair value adjustments related to gas imbalances due to the volatility and unpredictability of the future changes in commodity prices • Adjusted operating and maintenance (O&M) excludes direct cost of sales for certain end-user businesses, Asset Retirement Obligation (ARO) accretion expense from unregulated units and decommissioning costs that do not affect profit and loss, the impact from operating and maintenance expense related to variable interest entities at Constellation, and other items as set forth in the reconciliation in the Appendix Due to the forward-looking nature of our Adjusted Operating Earnings guidance, Projected Adjusted Gross Margin, and Projected Free Cash Flow Before Growth, we are unable to reconcile these non-GAAP financial measures to the comparable GAAP measures given the inherent uncertainty required in projecting gains and losses associated with the various fair value adjustments required by GAAP. These adjustments include future changes in fair value impacting the derivative instruments utilized in our current business operations, as well as the debt and equity securities held within our nuclear decommissioning trusts, which may have a material impact on our future GAAP results. Non-GAAP Financial Measures 3

This information is intended to enhance an investor’s overall understanding of period over period financial results and provide an indication of Constellation’s operating performance by excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this information is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets and planning and forecasting of future periods. These non-GAAP financial measures are not a presentation defined under GAAP and may not be comparable to other companies’ presentations of similarly titled financial measures. Constellation has provided these non-GAAP financial measures as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These non-GAAP measures should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measures provided in the materials presented. Non-GAAP financial measures are identified by the phrase “non-GAAP” or an asterisk (*). Reconciliations of these non-GAAP measures to the most comparable GAAP measures are provided in the appendices and attachments to this presentation. Non-GAAP Financial Measures Continued 4

Key Highlights

Q3 GAAP earnings of $5.19 per share (1)

Q3 Adjusted Operating Earnings* of $5.06 per share (1)

Raising full-year Adjusted Operating Earnings* guidance range to $12.50 - $12.80 per share (1)

~4,560 MWs contracted with three customers in Q3, including ~270 MWs through Constellation's Peak+, an approach that combines new capacity with customer-focused energy solutions

~8,500 MWs of long-term agreements YTD with high-quality customers

Proven execution delivering incremental nuclear MWs on time and under budget

Strong summer reliability with 99.2% nuclear capacity factor

DOE support for nuclear uprate projects with $5.0B loan commitment

~$3.0B deployed YTD for accretive share repurchases

Entered into agreement to acquire the Rhode Island State Energy Center, a 609 MW CCGT


AGC INDUSTRIES
CAP 200 TON

Uprate work at the Byron Clean Energy Center

Note: GAAP to Non-GAAP reconciliations for Adjusted Operating Earnings* can be found on page 28 of the Appendix

(1) Q3 2026 earnings per share is based on average diluted common shares outstanding of 354 million and revised full-year 2026 earnings guidance is based on expected average diluted common shares outstanding of 356 million

5

Constellation

90+ Million MWhs of Long-Term Agreements Drive Growth in Base Earnings through the 2040s

Long-Term Agreements Support Visible Base Earnings Growth and Reduce Exposure to Market Prices



Clean baseload fleet (1) supported by long-term agreements
Expected Generation (1)
(Million MWhs)
60
71
83
91
~94
2029
2030
2031
2032
2040+

Long-term agreements support 45% of the clean baseload fleet by 2032

15-to-20-Year Contracts with a Diverse and Strong Customer Base Support Cash Flow Durability



Credit Rating for Customers Supporting Nuclear Agreements
AA- or better
BBB+ to A+
9%
91%

Counterparties have strong access to capital markets to meet long-term commitments

(1) Includes nuclear and geothermal generation

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Constellation

7 Note: Items may not sum due to rounding (1) Nuclear and geothermal generation in 2032. Current expected generation includes announced uprates. (2) LCOE range assuming a ~$3,000/kW CCGT adjusted for eastern PJM (3) Upper and lower end premium pricing for nuclear PPAs as referenced on page 13 Multiple Paths Available for Premium Long-Term Agreements that Support the Existing Fleet Clean, Firm, Existing Nuclear MWhs Offer Lower Cost and Less Risk than New Build CCGTs (2,3) 43 Million Annual MWhs Signed Since the March Business Update 48 91 86 52 9 March Business Update 65 39 9 Current Long-Term Agreement NIHub PJM-W ERCOT 113 million MWhs available 2 0 3 2 E xp ec te d G en er at io n (1) (M ill io n M W h s) $20 $40 $60 $80 $100 $120 $140 2032 Estimates Corporate, state and utility long-term procurements Colocation and powered land $/MWh $20 - $50/MWh premium nuclear pricing to PTC floor $130 $110 New build CCGT LCOE New capacity solutions through Constellation’s Peak+ product

8 Constellation’s Peak+ Solution Responds to America’s Electricity Needs Regulators remain focused on how to connect large loads quickly without impacting reliability or increasing consumer costs: • Regulatory goals are clear, although rules are not final • Customer actions demonstrate that deals can, and will, continue to get done • Strong desire to bring new capacity to market quickly Addressing limited peak hours and increasing grid utilization delivers clear benefits: • Historical CCGT capacity factor of ~60% on average represents significant underutilization (1) • Utilizing available system capacity can unlock economic growth and save U.S. households $110 - $170 billion over 10 years (2) (1) Average of the last five years of CCGT capacity factors in PJM and ERCOT (2) Brattle, The Untapped Grid, March 2026 Addresses a key challenge facing America today: how to manage a small number of peak demand hours while speedily connecting new large loads and making fuller use of the existing grid Supports private investment in new capacity resources to manage the limited number of peak hours Delivers tailored energy products, meeting customer needs while making fuller use of underutilized grid assets Peak+ is an integrated customer solution that combines new capacity to support peak demand growth with energy products tailored to customer needs

Raising Midpoint and Narrowing Full-Year Adjusted Operating Earnings* Guidance Range to $12.50 - $12.80 Per Share (1)

Q3 2026 Results (2)


$/share
$2.97
$5.19
$3.04
$5.06
GAAP Net Income Q3 2025
GAAP Net Income Q3 2026
Adjusted Operating Earnings* Q3 2025
Adjusted Operating Earnings* Q3 2026

- Contribution from Calpine
- Strong commercial performance
- Higher capacity revenue
- Lower PTC revenue

Full-Year 2026 Adjusted Operating Earnings* Guidance (1)


$/share
$12.00
$11.50
$11.00
$12.50
$12.00
$11.50
$12.80
$12.65
$12.50
Original Guidance
Previously Revised Guidance
Current Guidance

- Commercial outperformance in a volatile market
- Partially offset by higher O&M due to commercial outperformance

Note: GAAP to Non-GAAP reconciliations for Adjusted Operating Earnings* can be found on page 28 of the Appendix

(1) Initial full-year 2026 earnings guidance was based on expected average diluted common shares outstanding of 361 million. Previously revised full-year 2026 earnings guidance was based on expected diluted common shares outstanding of 357 million. Current full-year 2026 earnings guidance is based on expected diluted common shares outstanding of 356 million.

(2) Q3 2025 earnings per share was based on average diluted common shares outstanding of 313 million. Q3 2026 earnings per share is based on average diluted common shares outstanding of 354 million.

9

Constellation.

DRAFT 10 65% 70% 75% 80% 85% 90% 95% 100% 30 35 40 45 T W h s C ap acity F acto r Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Q2 26 Q3 26 TWhs Capacity Factor (1) Summer months represent June - August (2) Salem and STP are not included in operational metrics (outage days, capacity factor and generation) (3) Capacity factors reflect net monthly mean methodology. Capacity factors for periods in prior years may not tie to previous earnings presentations due to change in methodology for comparison purposes; however, full-year reported capacity factors are not impacted. (4) EIA, Today in Energy, October 15, 2026 (https://www.eia.gov/todayinenergy/detail.php?id=68305) Best-in-Class Operations Support Critical Summer Reliability at 99.2% (1) Calvert Cliffs Clean Energy Center Q3 Nuclear Capacity Factor was 97.2% with 20 Planned Refueling Outage Days Completed (2,3) Nuclear Fleet Delivered Strong Reliability while PJM Set Peak Load Records this Summer (4)

DRAFT • Committed uprates require little or no incremental fuel cost or O&M • $1.3B of uprate investment already included in 2026 - 2027 growth capital guidance Strategic Capital Investment Supports Growth of the Clean Baseload Fleet 11 (1) MWs at ownership and includes Salem (2) Uprate capacity date based on targeted completion dates for projects and subject to PJM deliverability requirements (3) Illustrative based on current Constellation 30-year bond spreads 110 1,165 605 450 2027 - 2028 2029 - 2030 2031 - 2032 Total Uprates • Conditional loan commitment covers up to 80% of eligible costs from 2023 - 2035 for current uprates and potential future investment • 30-year tenor at rate of T+37.5 bps with potential for pre-tax savings of $40M annually (3) • Flexibility to draw on funds as needed through 2035 $5.0B DOE Loan Commitment Provides Funding Flexibility for Uprates ~$3.0B of Incremental Growth Capital to Fund Uprate Projects from 2028 - 2032 Long-Term Agreements Enable 1,165 MWs of Uprates with ~$4.3B Project Cost (1,2) Uprate MWs

12 Constellation’s Balance Sheet Continues to Be a Competitive Advantage Strong Credit Rating with Ample Access to Liquidity BBB+/Baa1 - $14.0B in credit facilities Contracted Cash Flow Long-term contracts provide certainty across price scenarios Financial Flexibility and Capital Structure 2.00 - 2.25x Debt/EBITDA Interest Rate Exposure Staggered and long-dated maturities Provides confidence to customers that we can serve long-term contracts under all market conditions Assets will operate profitably for decades and generate long-term free cash flow Maximizes flexibility to ensure sustainable growth and return of capital to owners Improves earnings predictability across all financing environments Constellation’s Stable Long-Term Cash Flows Contribute to Lower Cost of Debt 0 50 100 150 200 250 300 350 Oct-23 Apr-24 Oct-24 Apr-25 Oct-25 Apr-26 Oct-26 CEG 30-Year CEG 40-Year High Yield Corp Index C re d it S p re ad s (b p s) +337 BPS Oct-26 +109 BPS +97 BPS +268 BPS Jan-26 Since the first post-separation issuance in 2023, Constellation’s 30-year new issue spreads have compressed by ~140 bps (1) Benefit Our ShareholdersCapital Management Priorities… (1) +55 BPS curve adjustment increase made to 10-year priced in February 2023 at 170 BPS to reflect estimate for a 30-year issuance

Executing on Opportunities to Create Meaningful Upside to Adj. EPS* and Free Cash Flow before Growth* in 2029 and Beyond (1)

Base Opportunity	Description	Earnings Upside (2)	FCFbG Upside
1 GW Nuclear PPA	**$20-$50/MWh premium to PTC floor**	**$0.40 - $1.00**	**$125M - $325M**
1 GW Natural Gas Powered Land	$10-$25/MWh premium for long-term agreement	$0.20 - $0.50	$75M - $175M
Natural Gas Capacity Factor	1% - 2% increased utilization driven by higher spark spreads (3)	$0.10 - $0.20	$25M - $75M
Commercial Margin	$0.25 - $0.50 increase to average margins	$0.10 - $0.30	$50M - $100M
Increase to PTC Floor	PTC inflation at 3% vs 2%	$0.30	$100M
Capital Allocation	**Growth investments, share repurchases, etc.**	**$0.25 - $0.80+**	**Specific to Investment**

Progress Since March Business Update

- ~5,500 MW of premium long-term agreements that support new and existing nuclear
- Entered into agreement to acquire the Rhode Island State Energy Center (RISEC)

Returning Capital to Shareholders through Share Repurchases

Share Repurchase Allocation YTD	Remaining Authorization
~$3.0B	**~$2.0B**

Repurchased ~11 million shares YTD

(1) Opportunities may not be additive
(2) Base Earnings impacts assume expected average shares outstanding of 356 million and effective tax rate of 26%
(3) Assumes 1% - 2% increased utilization is calculated at $20 average base spark spread

13

Constellation

DRAFT Positioned for Growth and Powering American Prosperity 14 Strong 20%+ Growth through 2029 • Base EPS* growth of 20%+ from 2026 - 2029 • Growth outlook excludes potential upside from: – Capturing premium value for available nuclear generation in 2029 – Securing additional natural gas contracts – Accretive capital allocation • Targeting long-term rolling three-year Base EPS* growth of 10%+ Assets that Cannot be Replicated • Largest combined fleet of nuclear, natural gas and geothermal generation in the U.S. • Coast-to-coast fleet to support economic growth, electric system reliability and national security • New build cost of our ~55 GW fleet would be more than 3x our current enterprise value Driving Value through Capital Allocation • Strong investment grade balance sheet and growing free cash flow* enable our value-enhancing capital allocation framework: – Share buyback authorization of $5.0B underscoring confidence in our outlook and executing on our future optionality – $3.9B of growth capital in projects at compelling returns – Scale that positions us to potentially bring natural gas, storage capacity and new nuclear uprates to the grid in the near term

DRAFT Additional Disclosures 15

DRAFT 20 25 30 35 40 45 50 55 60 20 25 30 35 40 45 50 55 60 Market Revenues ($/MWh) M ar ke t R ev en u es + P T C ( $ / M W h ) 16 PTC Provides Support for Nuclear Units When Revenues Fall Below $44.75/MWh (1) Illustrative Payoff Dynamics for Non-State-Supported Units in 2026 • The PTC provides support of up to $15.00/MWh for units when revenues are between $26.00/MWh and $44.75/MWh while preserving the ability of the unit to participate in upside from commodity markets • The green line assumes revenues of $47.00/MWh. Since it is above the $44.75/MWh PTC phase-out, units would not receive PTC value • When revenues fall below the $44.75/MWh phase-out, the PTC will provide revenue support for the units, bringing effective realized revenues back to $44.75/MWh • Assuming revenues of $35.00/MWh, the orange line, we would expect units to receive $7.80/MWh PTC, bringing the total value the unit would receive to $42.80/MWh and $45.40/MWh (2) on a tax-adjusted basis Competitive Unit Payoff $35/MWh $47/MWh PTC provides support from $26.00/MWh - $44.75/MWh (1) See H.R. 5376 for additional details; all numbers assume that prevailing wage requirements are satisfied (2) Grossed up assuming 25% tax rate

DRAFT • In 2026, the maximum PTC and gross receipts threshold are subject to an inflation adjustment based on the GDP price deflator for the preceding calendar year: • Maximum PTC is rounded to the nearest $2.50/MWh and gross receipts threshold is rounded to the nearest $1.00/MWh Nuclear Production Tax Credit Inflation Adjustment (1) 17 (1) See H.R. 5376 for additional details; all numbers assume that prevailing wage requirements are satisfied (2) Annual inflation adjustment is consistent with past published guidance for renewable energy credits, published annually. Exhibits include published inflation adjustment for 2025 of 2.8% and assume noted inflation adjustment carries through 2026 - 2032. (3) November 2026 PTC Outlook reflects revisions for re-baselining of the 2023 index, impacting the 2% scenario only (4) August 2026 PTC Outlook as included in Q2 2026 Earnings Presentation. Base EPS impacts assume expected average shares outstanding of 356 million and effective tax rate of 26% across all years. PTC Inflation AdjustmentPTC Overview Inflation Adjustment = GDP price deflator in preceding year GDP price deflator in 2023 • The PTC is in effect through 12/31/2032 • In 2026, Constellation qualified for the nuclear PTC up to $15.00/MWh; the PTC amount is reduced by 80% of gross receipts exceeding $26.00/MWh, phasing out completely after $44.75/MWh • The nuclear PTC can be credited against taxes or monetized through sale to an unrelated taxpayer Example Inflation Adjustments (2) Maximum PTC Price Threshold Price At Which PTC=$0 Maximum PTC Price Threshold Price At Which PTC=$0 Maximum PTC Price Threshold Price At Which PTC=$0 Maximum PTC Price Threshold Price At Which PTC=$0 2.0% 2.5% 3.0% 3.5% 2026 15.00$ 26.00$ 44.75$ 15.00$ 26.00$ 44.75$ 15.00$ 26.00$ 44.75$ 15.00$ 26.00$ 44.75$ -$ -$ -$ -$ 2027 15.00$ 27.00$ 45.75$ 15.00$ 27.00$ 45.75$ 17.50$ 27.00$ 48.88$ 17.50$ 27.00$ 48.88$ -$ -$ 0.85$ 0.85$ 2028 17.50$ 27.00$ 48.88$ 17.50$ 28.00$ 49.88$ 17.50$ 28.00$ 49.88$ 17.50$ 28.00$ 49.88$ -$ 0.30$ 0.30$ 0.30$ 2029 17.50$ 28.00$ 49.88$ 17.50$ 28.00$ 49.88$ 17.50$ 29.00$ 50.88$ 17.50$ 29.00$ 50.88$ -$ -$ 0.30$ 0.30$ 2030 17.50$ 28.00$ 49.88$ 17.50$ 29.00$ 50.88$ 17.50$ 30.00$ 51.88$ 17.50$ 30.00$ 51.88$ (0.30)$ -$ 0.30$ 0.30$ 2031 17.50$ 29.00$ 50.88$ 17.50$ 30.00$ 51.88$ 17.50$ 31.00$ 52.88$ 20.00$ 31.00$ 56.00$ -$ 0.30$ 0.60$ 1.55$ 2032 17.50$ 30.00$ 51.88$ 17.50$ 31.00$ 52.88$ 20.00$ 31.00$ 56.00$ 20.00$ 32.00$ 57.00$ -$ 0.30$ 1.25$ 1.55$ 2.0% 3.0%2.5% Inflation Adjustments 3.5% Base EPS Impacts versus August PTC Outlook (4) Revised 2026 PTC Outlook (3)

DRAFT 18 $600 $900 $334 2 0 2 8 $1,397 $79 2 0 2 6 2 0 3 0 $2,393 $105 2 0 3 1 $600 2 0 3 2 2 0 2 9 2 0 3 3 $500 2 0 3 4 2 0 3 5 $850 2 0 3 6 2 0 3 7 2 0 3 8 $900 2 0 3 9 2 0 4 0 $350 2 0 4 1 $788 2 0 4 2 2 0 4 3 2 0 4 4 2 0 4 5 2 0 4 6 2 0 4 7 2 0 4 8 2 0 4 9 2 0 5 0 2 0 5 1 2 0 5 2 2 0 2 7 2 0 5 3 $900 $1,950 2 0 5 5 2 0 5 6 2 0 5 7 2 0 5 8 2 0 5 9 2 0 6 0 2 0 5 4 2 0 6 2 2 0 6 3 2 0 6 4 2 0 6 5 $800 2 0 6 6 2 0 6 1 CEG Sr. Notes CEG Tax-Exempt Bonds (3) CPN Sr. Notes (4) As of 9/30/2026 Long-Term Debt Maturity Profile (1) Long-Term Debt Balances ($B) (2) TotalCPNCEG $13.4$0.1$13.3Corporate Long-Term Debt $6.0$4.8$1.2Subsidiary Debt $19.5$4.9$14.5Total Long-Term Debt ($M) Note: Items may not sum due to rounding (1) Maturity profile excludes subsidiary debt, corporate term loans, P-cap facility, securitized debt, energy efficiency project financing, capital leases, unamortized debt issuance costs and unamortized discount/premium (2) Long-term debt balances reflect financials as of 9/30/2026. Balances include instruments reflected in the maturity profile, as well as subsidiary debt and energy efficiency project financings. (3) Maturity profile reflects mandatory purchase dates for tax-exempt bonds (4) Remaining “stub” balance relates to the 3.75% Calpine senior notes following the obligor exchange completed in January and is expected to remain at Calpine given the attractive coupon Corporate Long-Term Debt

Modeling Slides 19

Base Earnings Give Visibility into Constellation’s Stability and Growth 20 Enhanced Earnings (30-40% of Total) Base Earnings (60-70% of Total) Earnings that reflect additional value above Base Earnings Earnings that are consistent, visible and easy to calculate that will grow over time through long- term contracting, returns on contracted organic growth, PTC inflation adjustment and share repurchases • Forward power prices above base assumptions • Commercial margins above 10-year average • Capturing outsized value from volatility • Long-term contracts on generation fleet • Available nuclear generation at PTC floor (assuming 2% inflation) • Minimum expected earnings for fossil generation anchored by historical results • 10-year historical and forward weighted average commercial margins and volume

~20% Adjusted Operating Earnings* Growth on 2026 Base Earnings through 2029 (1) 21 $6.65 - $6.75 ~40% of Total 2026 $7.60 - $7.70 35% - 40% of Total 2027 $11.40 - $11.90 30% - 35% of Total 2029 Original Guidance Range $11.00 - $12.00 (1) EPS guidance as shown in the March 2026 Business and Earnings Outlook presentation (2) Forward looking market prices as of 12/31/2025 2029 Projection Includes: 2029 Projection Does Not Include: • Incremental long-term deals • Higher gas plant utilization • Expanding commercial margins • Higher return growth investments • Announced nuclear and gas long-term offtakes • Nuclear PTC at 2% inflation • Average commercial margins • Current expectations (2) for forward looking market prices Enhanced Base

Base Gross Margin Modeling Tool Definitions

Base Gross Margin	Details
Contracted Clean	• Carbon-free contracted generation for more than 5 years • Includes nuclear, solar, wind, storage and geothermal • Contracts that include energy, capacity, attributes, infrastructure and/or state program revenue
Available Nuclear	• CMC units • Remaining units (PTC)
Natural Gas and Oil	• Contracted fossil/other generation for more than 5 years • Non-contracted fossil/other volume and spark spreads
Wind/Solar/Hydro	• Carbon-free generation contracted for less than 5 years and merchant carbon-free generation
Non-Nuclear Capacity	• Cleared and bilaterally sold capacity volumes with minimum expected price
Commercial Margin	• Average historical/forward 10-year unit margin and forecasted volume • Other non-commodity customer margin • Other commercial margins (~$475M/yr)

22

Constellation.

Constellation Modeling Tools for Base Earnings



2026
2027

	2026		2027	
Adjusted Gross Margin* (Base Only) (1)	**Quantity**	**Prices**	**Quantity**	**Prices**
Available Nuclear				
Illinois CMC Units (2)	53 million MWhs	$34.09 /MWh	23 million MWhs	$34.50 /MWh
Remaining Units – PTC w/ 2% Inflation (3)	101 million MWhs	$44.75 /MWh	127 million MWhs	$45.75 /MWh
Contracted Clean (4)	36 million MWhs	$70.00 /MWh	45 million MWhs	$70.00 /MWh
Natural Gas/Other Energy (5)				
ERCOT	71 million MWhs	$21 spark spread	68 million MWhs	$22 spark spread
West	25 million MWhs	$25 spark spread	25 million MWhs	$25 spark spread
Other	31 million MWhs	$15 spark spread	26 million MWhs	$16 spark spread
Wind/Solar/Hydro	4 million MWhs	$50.00 /MWh	4 million MWhs	$50.00 /MWh
Non-Nuclear Capacity (5)				
West (RA)	5,400 MWs	$165 /MWd	5,400 MWs	$165 /MWd
Mid-Atlantic/Midwest	4,600 MWs	$200 /MWd	3,000 MWs	$200 /MWd
New England	2,500 MWs	$85 /MWd	2,500 MWs	$85 /MWd
Commercial	**Projected Volumes**	**Average Margin**	**Projected Volumes**	**Average Margin**
Power Margins	245 million MWhs	$4.25 - $4.35 /MWh	245 million MWhs	$4.25 - $4.35 /MWh
Gas Margins	835 million dth	$0.40 - $0.45 /dth	850 million dth	$0.40 - $0.45 /dth
Non-Commodity Customer Margin	~$150M		~$175M	
Other Commercial Margin	~$475M		~$475M	
Nuclear Fuel Amortization	179 million MWhs	($5.75 - $5.80) /MWh	184 million MWhs	($6.45 - $6.50) /MWh

Note: Revised 2026 earnings guidance based on expected average shares outstanding of 356 million. 2027 assumes average shares outstanding are held flat and is not reflective of capital allocation plans.
(1) Reflected at ownership share; includes Salem and STP
(2) Reflects calendar year price based on weighted average CMC price for 2024/2025, 2025/2026, and 2026/2027 planning years
(3) To the extent we receive nuclear PTCs, the value will be reflected in revenues on the GAAP financial statements
(4) Includes NY ZEC which reflects the total of energy, capacity, and ZEC consistent with the rate-setting mechanism
(5) 2026 disclosures include earnings contribution from assets to be divested in 2H 2026

23

Constellation

Constellation Additional Modeling Inputs and Information

	2026 (1)	2027
Other Base Modeling Inputs		
Adjusted O&M* (Excl. Performance Incentive Adj.) (2)	($6,900)	($7,025)
TOTI (3)	($675)	($675)
Other, Net	-	-
Depreciation and Amortization	($1,825)	($2,000)
Base Interest Expense, Net (4)	($700)	-
Effective Tax Rate including / excluding PTC (5)	26% / 26%	25% / 26%
Enhanced Modeling Tools		
Adjusted Gross Margin* (Enhanced Only)	$3,200 - $3,300	$2,150 - $2,550
Performance Incentive Adjustment (Applied Against Enhanced Earnings) (6)	($175)	($50)
Enhanced Interest Expense, Net	($250)	-
Additional Information for Enhanced Tools as of 9/30/2026		
Power Margins Above 10-year Average	-	-
Percentage of Nuclear Fleet in PTC Zone	5%	5%
Reference Prices as of 9/30/2026		
NIHub ATC ($/MWh)	$42.88	$43.59
PJM – W ATC ($/MWh)	$72.61	$76.01
New York Zone A ATC ($/MWh)	$59.18	$60.66
ERCOT – N ATC Spark Spread ($/MWh)	$12.82	$17.26
ERCOT – N Peak Spark Spread ($/MWh)	$13.07	$19.32

Note: Revised 2026 earnings guidance based on expected average shares outstanding of 356 million. 2027 assumes average shares outstanding are held flat and is not reflective of capital allocation plans.
(1) 2026 disclosures include earnings contribution from assets to be divested in 2H 2026
(2) Adjusted O&M* excludes impact from performance O&M associated with higher enhanced earnings. Total adjusted O&M* is $7,075 million and $7,075 million for 2026 and 2027, respectively.
(3) TOTI excludes gross receipts tax
(4) Base interest expense excludes portion of interest attributable to re-levering following Calpine acquisition and is not reflective of capital allocation. Includes interest income from cash on hand.
(5) Reflects effective tax rate including/excluding impact of forecasted PTC revenues as of 12/31/2025. To the extent we receive nuclear PTCs, the value will be reflected in revenues on the GAAP financial statements.
(6) Reflects additional O&M for compensation expense related to overperformance

24

Constellation.

Detailed Modeling Inputs for Base Earnings 25 (1) Reflects calendar year price based on weighted average CMC prices across planning years (2) PTC with 2% inflation reflects published inflation adjustment for 2025 of 2.8% and re-baselining of the 2023 index (3) Values include NY ZEC which is total of energy, capacity and ZEC consistent with rate-setting mechanism. Contracted Clean volumes and prices updated annually and do not include PPAs signed in 2026. (4) Includes Salem and STP Detailed Base Earnings Modeling Inputs Available Nuclear 2026 2027 2028 2029 2030 Illinois CMC million MWhs 53 23 Illinois CMC $/MWhs (1) $34.09 $34.50 Remaining Units million MWhs 101 127 148 146 147 Remaining Units - PTC w/2% Inflation $/MWh (2) $44.75 $45.75 $48.88 $49.88 $49.88 Contracted Clean (3) Contracted Clean million MWhs 36 45 53 54 53 Contracted Clean $/MWhs $70.00 $70.00 $77.00 $85.00 $88.00 Total Nuclear Volumes (million MWhs) 179 184 190 188 189 Number of Planned Refueling Outages (4) 15 15 13 15 14

Constellation Cleared/Committed Capacity Detail (1)

Volumes and prices for cleared/committed capacity differ from Base Earnings capacity assumptions and are not additive to Base Earnings

	2025/2026		2026/2027		2027/2028	
PJM	**Volume (MW)**	**Price ($/MWd)**	**Volume (MW)**	**Price ($/MWd)**	**Volume (MW)**	**Price ($/MWd)**
Nuclear						
ComEd (CMC units) (2)	6,200	n/a	6,200	n/a		
Other PJM	9,350	$270	9,350	$329	15,525	$333
Total Nuclear (3)	**15,550**		**15,550**		**15,525**	
Fossil/Other (4)						
BGE	325	$466	375	$329	375	$333
Other PJM (5)	5,825	$270	6,225	$329	2,575	$333
Total Fossil/Other (6)	**6,150**		**6,600**		**2,950**	
MISO	**Volume (MW)**	**Price ($/MWd)**	**Volume (MW)**	**Price ($/MWd)**		
Total Nuclear (3)	1,100	$217	1,100	$126		
ISO-NE	**Volume (MW)**	**Price ($/MWd)**	**Volume (MW)**	**Price ($/MWd)**	**Volume (MW)**	**Price ($/MWd)**
Fossil/Other						
NEMA/SEMA (7)	1,075	$87	1,025	$85	875	$118
NH/ME	1,150	$83	1,250	$85	1,200	$118
Total ISO-NE	**2,225**		**2,275**		**2,075**	
	2026		**2027**		**2028**	
CAISO	**Sold (MW)**	**% Sold**	**Sold (MW)**	**% Sold**	**Sold (MW)**	**% Sold**
Net Qualifying Capacity (8)	5,925	95%	5,875	95%	5,275	85%

(1) Volumes are rounded and reflect Constellation's ownership share of partially owned units
(2) Revenues above the CMC value are returned to customers
(3) Capacity revenue for nuclear units is included in the gross receipts calculation for the PTC and therefore should not be incorporated separately into Base Earnings calculations
(4) Assets to be divested in 2026 are reflected in planning years 2025/2026 and 2026/2027
(5) Other PJM includes ~400 MWs committed in bilateral agreement that will be available for future capacity auctions
(6) Base Earnings for fossil/other capacity assumes a clearing price of $200/MWd
(7) NEMA: Northeastern Massachusetts and Boston; SEMA: Southeastern Massachusetts
(8) Net Qualifying Capacity excludes batteries and storage and includes ~700 MWs for Geysers that are included in Contracted Clean and therefore should not be incorporated separately into Base Earnings calculations

26

Constellation.

Appendix Reconciliation of Non-GAAP Measures 27

Three Months Ended September 30, 20252026 Earnings Per Share Earnings Per Share Adjusted Operating Earnings* reconciliation ($M except per share data) $2.97$930$5.19$1,835 GAAP Net Income (Loss) Attributable to Common Shareholders $0.30$94($0.36)($127)Unrealized (Gain) Loss on Fair Value (1) ($0.37)($117)$0.16$56Decommissioning-Related Activities (2) --$0.11$39Amortization of Acquired Commodity Contracts (3) $0.09$28$0.20$73Calpine Merger and Integration Costs (4) ($0.02)($5)($0.03)($9)Plant Retirements and Divestitures $0.03$9$0.07$25Pension & OPEB Non-Service (Credits) Costs -$1$0.02$9Change in Legal and Environmental Liabilities $0.04$13($0.30)($108)Income Tax Related Adjustments (5) -($1)-($1)Noncontrolling Interest (6) $3.04$952$5.06$1,792Adjusted Non-GAAP Operating Earnings* GAAP to Non-GAAP Reconciliation – Adjusted Operating Earnings* 28 Note: Items may not sum due to rounding. Earnings are reflected on an after-tax basis. Earnings per share amount is based on average diluted common shares outstanding of 354 million and 313 million for the three months ended September 30, 2026 and 2025, respectively. (1) Includes unrealized gains and losses on economic hedges, interest rate swaps, and fair value adjustments related to gas imbalances and equity investments (2) Reflects all gains and losses associated with NDTs, ARO accretion, ARC depreciation, ARO remeasurement, and impacts of contractual offset for Regulatory Agreement Units (3) In 2026, reflects the non-cash impacts of the amortization of certain commodity contracts recorded at fair value associated with the Calpine acquisition (4) Reflects costs associated with the completion of the Calpine merger and subsequent integration of its operations (5) Adjustment to deferred income taxes due to changes in forecasted apportionment (6) Represents elimination of the noncontrolling interest portion of certain adjustments included above

GAAP to Non-GAAP Reconciliation – Adjusted O&M* 29 20272026Adjusted O&M* Reconciliation ($M) $7,775$7,850GAAP O&M ($275)$25Decommissioning-Related Activities (1) ($300)($250) Direct cost of sales incurred to generate revenues for certain Commercial and Power businesses (2) ($125)($475)Calpine Merger and Integration Costs (3) -($50)CCEC Settlement -($25)Other $7,075$7,075Adjusted O&M* Note: Items may not sum due to rounding. All amounts rounded to the nearest $25M. (1) Reflects all gains and losses associated with ARO accretion, ARO remeasurement, and any earnings neutral impacts of contractual offset for Regulatory Agreement Units (2) Reflects the direct cost of sales of certain businesses, which are included in gross margin (3) Reflects costs associated with the completion of the Calpine merger and subsequent integration of its operations

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